                                                                    EXHIBIT 10.3

CERTAIN INFORMATION (INDICATED BY ASTERISKS) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                                    EXHIBIT 10.3

                      AMENDED AND RESTATED SUPPLY AGREEMENT

     This Amended and Restated Supply Agreement, is made as of the 10th day of February, 2006 ("Execution Date"), among Siemens Hearing Instruments, Inc., a Delaware corporation, with an address at 10 Constitution Avenue, Piscataway, New Jersey 08855 ("SHI" or "Seller"), certain subsidiaries and affiliates of Siemens Aktiengesellschaft (collectively, the "Siemens Affiliates") and HearUSA, Inc. (formerly HEARx, Ltd.), a Delaware corporation, with an address at 1250 Northpoint Parkway, West Palm Beach, FL 33407 ("HearUSA" or "Buyer").

     WHEREAS, Buyer is a retail seller of hearing aids in the United States and also services hearing healthcare programs sponsored by HMOs and insurance companies; and

     WHEREAS, Seller is a manufacturer of hearing aids and sells such hearing aids to retail resellers, including Buyer, for resale to consumers; and

     WHEREAS, Buyer and Seller determined that it would be in their respective best interests to assure a steady supply of hearing aids of various styles and capacities (the "Products") from Seller in order that Buyer may efficiently and economically distribute such Products through its current and future retail outlets ("Facilities") and, to that end, entered into a Supply Agreement as of December 7, 2001 (the "Original Supply Agreement"); and

     WHEREAS, the parties have now determined that it would be in their respective best interests to amend and restate the Original Supply Agreement, extending their relationship until January 2011, all in accordance with the terms and conditions contained herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Purchase and Sale. Subject to the provisions contained in this Agreement, Seller has agreed to sell and Buyer has agreed to buy those Products listed on Exhibit A to this Agreement during the term of this Agreement. The Siemens Affiliates manufacture or may manufacture certain of the Products offered hereunder, and those Products manufactured and supplied by the Siemens Affiliates and purchased by Buyer will be included within the definition of Products under this Agreement and included in the calculations set forth in
Section 4 hereof. If any Siemens Affiliate shall sell any of the Products to the Buyer, such Siemens Affiliate shall execute and deliver a counterpart, substantially in the form of Exhibit B, to SHI and the Buyer. Upon the execution of such counterpart, such Siemens Affiliate shall become a party hereto and be bound by all the terms and conditions hereof as a "Seller" to the same extent as though such Siemens Affiliate had originally executed this Agreement. The parties understand and agree that Exhibit A may be amended from time to time, upon mutual agreement of the Seller and Buyer, to add or delete Products. In addition, it is specifically understood that Buyer is purchasing the Products for the purpose of resale in all of Buyer's Facilities, including, without limitation, any new Facilities which may be or are owned, operated, affiliated with or managed by Buyer.

     2. Term. The term of this Agreement is five (5) years, commencing on the Execution Date (the "Term").

     3. Terms and Conditions of Sale. The Buyer will submit its orders for Products either on the forms provided therefor or via a website provided by Seller and payment shall be made by Buyer for products delivered and accepted within sixty (60) days from the date of statement by Seller.

     4. Ordering Process and Pricing. Buyer understands that Seller has offered special terms and pricing to Buyer as consideration for the purchase compliance levels committed to by Buyer, and that Seller is willing to continue to provide Products to Buyer in a manner consistent with the relationship enjoyed to date by Seller and Buyer. Subject to Section 3 hereof, Buyer agrees to purchase, in each Fiscal Quarter during the term of this Agreement (which, for the purposes of this calculation, shall be each of the three month periods ending on the last Saturday of the months of March, June, September and December), at least ninety percent (90%) of Buyer's quarterly purchases of hearing aid products; provided however, that:

          (i) if the Buyer has purchased, on a cumulative basis from May 1, 2001 through the applicable Fiscal Quarter, 90% or more of the total number of hearing aids purchased by the Borrower, net of returns (the "Minimum Purchase Percentage"), the Buyer shall be deemed to have complied with the minimum purchase requirements of this Supply Agreement; and

          (ii) in the event the Buyer has not complied with the provisions of 4(i) above, if the Borrower has purchased, on a cumulative basis from May 1, 2001 through the applicable Fiscal Quarter, eighty percent (80%) or more of the total number of hearing aids purchased by the Borrower but less than ninety percent (90%) of the total number of hearing aids purchased by the Borrower in each of the two preceding consecutive Fiscal Quarters, the Borrower shall be deemed to have complied with the minimum purchase requirements of this Supply Agreement.

          For purposes of this Section 4, (A) the Fiscal Quarter in which the last day of the Term occurs (unless such day is the last day of a Fiscal Quarter), shall mean the period commencing on the first day of such Fiscal Quarter and ending on the last day of the Term (such period, the "Final Contract Fiscal Quarter"), (B) the "quarterly purchases" described above shall refer to such purchases made during the applicable Final Contract Fiscal Quarter, and (C) the 90% requirement shall be reduced to a number equal to the product of 90% multiplied by a fraction, the numerator of which is the number of days in the applicable Final Contract Fiscal Quarter and the denominator of which is the actual number of days in the Fiscal Quarter in which the last day of the Term occurs.

          In exchange for this purchase commitment, Seller has offered to sell the Products to Buyer at the prices set forth on Exhibit A. During the term of this Agreement, upon written notice to Buyer not later than sixty (60) days prior to the effective date thereof, Seller may adjust the list prices for the Products, such adjustment to take effect on the date set forth on such notice. Seller may not change the list prices for the Products more often than ****** in any contract year and the prices shall not be increased more than ****** above the then-current prices at the time of such change, unless Buyer fails to meet its purchase requirements set forth in Section 4, at which time the parties shall meet to discuss the adjustments which need to be made should Buyer continue not to meet such purchase requirements. In the event Buyer defaults in its obligation to meet the agreed purchase requirements, Seller, in its sole discretion, shall have the right to take any or all of the following actions hereunder: (i) adjust prices or terms and conditions of sale with respect to the provision of Products for the remaining contract years of the Agreement, (ii) seek reimbursement from Buyer for the difference between the special pricing offered in connection with this Agreement and the then-current list prices for the Products, (iii) obtain injunctive relief compelling Buyer to refrain from purchasing hearing aids from any vendor other than Seller until the end of the term of this Agreement, (iv) obtain injunctive relief compelling Buyer to purchase all its requirements for hearing aids from Seller until the end of the term of this Agreement, or (v) terminate this Agreement in accordance with
Section 11 hereof.

          Further, if Buyer meets the purchase commitments set out in this Agreement, Buyer is able to liquidate certain loans made by Seller to Buyer pursuant to that Amended and Restated Credit Agreement entered into of even date herewith by and between Buyer and Seller (the "Credit Agreement"). In the event that the Tranche A Loan and all Tranche C Loans (as those terms are defined in the Credit Agreement) are repaid by Buyer prior to the Maturity Date (as defined in the Credit Agreement), so long as Buyer meets the Minimum Purchase Percentage set out above, Seller shall credit to Borrower hereunder substantially equivalent rebates of ******* annually through the term hereof for so long as such cumulative Minimum Purchase Percentage is achieved by Buyer.

     5. Product Representations. Seller makes the following representations and warranties with respect to the Products sold hereunder:

     (a) Each Product shall be manufactured (i) in conformity with all applicable requirements of the Food and Drug Administration ("FDA") and (ii) in accordance with all applicable United States federal, state and local statutes, ordinances and regulations, including but not limited to the Food, Drug and Cosmetic Act (21 USC 301 et seq.) (the "Act"), as amended from time to time, and the regulations thereunder, including Good Manufacturing Practice Regulations, which are currently in force or which are hereafter adopted. At the time of shipment of any Product, it will not be adulterated or misbranded within the meaning of the Act and will not be a product which would violate any section of the Act if introduced into interstate commerce in the United States.

     (b) Seller has good and marketable title to, and the right to sell, the Products.

     (c) The manufacture and sale of the Product, and its use in accordance with all applicable approvals theretofore obtained and Seller's directions for use, shall not, to the knowledge of Seller, infringe any intellectual property rights of any third parties.

     6. Covenants of Seller. Seller covenants and agrees as follows with respect to the Products:

     (a) Seller shall conduct its manufacturing operations in a safe and prudent manner, in compliance with all applicable laws and regulations, including, but not limited to, those dealing with occupational safety and health, those dealing with public safety and health, those dealing with protection of the environment, and those dealing with disposal of wastes and in compliance with the applicable provisions of this Agreement.

     (b) Seller shall use commercially reasonable efforts to have the Products listed on the "pick lists" maintained by each of the Canadian provinces.

     (c) Seller shall use commercially reasonable efforts to (i) fill Buyer's orders for Products on time and (ii) deliver Products that function as per specifications and that meet the requirements of the orders submitted by Buyer, in each case consistent with past practices of Buyer and Seller.

     (d) Seller shall use commercially reasonable efforts to remain one of the technology leaders in the field of hearing healthcare; provided that nothing contained herein shall limit or prohibit Seller from conducting its business in accordance with the policies and procedures established from time to time by Seller's Board of Directors or with the overall policies and procedures of Siemens Aktiengesellschaft.

     7. Indemnification by Seller.

     (a) Subject to the provisions of subsection 7(b) below, Seller agrees to indemnify, defend and hold harmless Buyer, its affiliates and their respective employees, agents and representatives, against any and all claims, losses, damages and liabilities, including reasonable attorneys' fees, incurred by any of them arising out of any breach of any representation by Seller, resulting from the actual adulteration or misbranding of Product, or any defect in materials or workmanship.

     (b) The foregoing indemnify shall not be effective to the extent any such claim, loss, damage or liability is based upon (i) any act of Buyer or any of its affiliates, agents or representatives, (ii) any act of Buyer or any of its affiliates, agents or representatives done jointly with any party other than Seller, or (iii) any claim arising as a result of any unauthorized alteration, modification or change to the Product by any party other than Seller.

     8. Indemnification by Buyer.

     (a) Subject to the provisions of subsection 8(b) below, Buyer agrees to indemnify, defend and hold harmless Seller, its affiliates and their respective employees, agents and representatives, against any and all claims, losses, damages and liabilities, including reasonable attorneys' fees, incurred by any of them arising out of any act of Buyer relative to the marketing, distribution and sale of Products.

     (b) The foregoing indemnity shall not be effective nor shall it be enforceable in the event any such claim, loss, damage or liability is based upon
(i) any act of Seller or any of its affiliates, agents or representatives, (ii) any act of Seller or any of its affiliates, agents or representatives done jointly with any party other than Buyer, or (iii) any claim arising as a result of any unauthorized alteration, modification or change to the Product by any party other than Buyer, or any defect in materials or workmanship.

     9. Procedures Related to Indemnification.

     (a) A party seeking indemnification under the terms of this Agreement shall be referred to as the "indemnified party" and the person who is to provide such indemnification shall be referred to as the "indemnifying party." The indemnified party shall notify in writing the indemnifying party with reasonable promptness of its discovery of any matter giving rise to a claim of indemnity. The failure or delay in so notifying the indemnifying party shall not relieve indemnifying party of its obligations to indemnify unless, and only to the extent that, the indemnifying party's defense of such claim is materially prejudiced as a result of such delay. The indemnified party shall provide the indemnifying party as soon as practicable all information and documentation related to the matter for which the indemnified party seeks indemnification. The indemnifying party shall be given access to all books and records in the possession or under the control of the indemnified party that the indemnifying party reasonably determines to be related to such claim.

     (b) Promptly upon receipt of notice from the indemnified party, the indemnifying party shall take over control of the defense of any action, claim or litigation arising out of the indemnification provisions of this Agreement. The indemnified party shall support and assist the indemnifying party in the defense, but all costs, expenses and related charges, including but not limited to attorneys' fees, shall be for the account of the indemnifying party, except to the extent such independent counsel is representing the indemnified party for defenses available to it but not available to the indemnifying party. If the indemnified party wishes to retain its own counsel to advise and assist in the defense of such claim, it may do so, but the expense of retaining such independent counsel shall be for the account of the indemnified party and the indemnifying party shall retain complete control over the defense. If, after receipt of notice, the indemnifying party does not defend the interests of the indemnified party or does not take appropriate action to defend and hold harmless the indemnified party, then, and in that case only, the indemnified party shall be entitled to retain counsel, defend the action, claim or litigation, and seek compensation for all of its costs of defense from the indemnifying party. The indemnified party shall not, without the prior consent of the indemnifying party, enter into any settlement the result of which would materially limit or modify the rights of the indemnifying party under this Agreement.

     10. Recall. In the event of any recall of any Product, whether voluntary or involuntary, Seller shall replace the recalled Product without charge to Buyer. In addition, Seller shall pay all of Buyer's reasonable out of pocket expenses incurred in connection with such recall. In no event shall Seller be liable for any loss of use, revenue or anticipated profits, loss of stored, transmitted or recorded data, or for any incidental, unforeseen, special, punitive or consequential damages arising out of or in connection with this Agreement, or the sale or use of the Products, or arising out of the actions taken by Seller in response to a recall or other action required by law, regulation or agency with oversight over the operations and business of Seller; provided, however, that nothing in this Section 10 shall limit Seller's indemnification obligations under Section 7 for losses incurred by Buyer for which Buyer is entitled to indemnification arising out of a claim by any third party.

     11. Termination.

     (a) Either party may terminate this Agreement in the event of a material breach by the other which remains uncured (or where significant steps toward effecting the cure shall not have been taken) within sixty (60) days after written notice is given to the breaching party specifying the nature of the breach. The parties agree that Buyer's failure to meet the purchase requirements set forth in Section 4 or to make payments as required under this Agreement shall be material breaches, giving Seller the right subject to the cure period, but not the obligation, to terminate this Agreement. The remedy of termination shall be without prejudice to any other rights or remedies available to the non-breaching party under this Agreement or at law.

     (b) Notwithstanding subsection (a) hereinabove, Seller may terminate this Agreement effective immediately if any proceeding shall be instituted by or against the Buyer seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceedings instituted against Buyer (but not instituted by it) either such proceedings shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceedings shall occur; or the Buyer shall take any corporate action to authorize any of the actions set forth above in this subsection (b). Buyer may terminate this Agreement if Seller voluntarily or involuntarily becomes bankrupt or is unable to fulfill its obligations hereunder.

     (c) Buyer may terminate this Agreement if (i) the US Food and Drug Administration takes any final action the result of which is to ban the manufacture, sale or introduction into interstate commerce of any Product or to impose significant restrictions on its use in the hearing field or generally or
(ii) Seller purchases or operates any entity which sells hearing aids through retail outlets.

     (d) Termination or expiration of this Agreement for any reason shall not
(i) release either party from any liability or obligation which has already accrued as of the effective date of such termination or (ii) constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, which a Party may have hereunder, at law, equity or otherwise.

     12. Representations and Warranties.

     (a) Seller represents and warrants that:

          (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has requisite power and authority to own, lease and operate its properties and to carry on its business as currently conducted, and is qualified to do business in all jurisdictions where it currently conducts business.

          (ii) Seller has the power and authority to enter into this Agreement and to perform its obligations hereunder, and the execution of this Agreement has been duly authorized by all necessary corporate or other action.

          (iii) This Agreement constitutes a legal, valid and binding obligation of Seller, and is enforceable against it in accordance with its terms, except to the extent such enforceability may be subject to (a) the laws of bankruptcy, insolvency, fraudulent conveyance or other laws relating to creditors' rights or (b) general equitable principles.

          (iv) The execution and delivery of this Agreement and the performance by Seller of its obligations hereunder will not violate any laws or regulations applicable to Seller, conflict with or cause a breach of any obligations to a third party, or violate, breach or conflict with any of the terms of Seller's Certificate of Incorporation or By-Laws.

     (b) Buyer represents and warrants that:

          (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and has requisite power and authority to own, lease and operate its properties and to carry on its business as currently conducted, and is qualified or will be qualified to do business in all jurisdictions where it does or will conduct business.

          (ii) Buyer has the power and authority to enter into this Agreement, including the power and authority to make payments in respect of purchases and other transactions arising herefrom, and to perform its obligations hereunder. The execution of this Agreement has been duly authorized by all necessary corporate, governmental or other action.

          (iii) This Agreement constitutes a legal, valid and binding obligation of Buyer, and is enforceable against it in accordance with its terms, except to the extent such enforceability may be subject to (a) the laws of bankruptcy, insolvency, fraudulent conveyance or other laws relating to creditors' rights or (b) general equitable principles.

          (iv) To the best of Buyer's knowledge, Buyer does not have any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, that would be material to its or their financial condition or business operations that have not been disclosed to Seller.

          (v) The execution and delivery of this Agreement and the performance by Buyer of its obligations hereunder will not violate any laws or regulations applicable to Buyer, conflict with or cause a breach of any obligations of Buyer to a third party, or violate, conflict with or cause a breach of any of the terms of Buyer's Certificate of Incorporation or By-Laws.

     (c) Product Complaint Procedures. Buyer agrees to provide all complaints with respect to the Products to Seller, in writing and in the English language, in a timely manner. Submitted complaints shall contain sufficient detail to enable Seller to adequately investigate the reported problem. Complaints pertaining to injury or death shall be reported to Seller in five (5) working days or less from the date of Buyer's receipt of such complaint in order that Seller may comply with the requisite FDA Medical Device Reporting requirements. Seller will take appropriate steps to make all necessary filings and reports to regulatory agencies in accordance with its obligations. When requested so to do, Buyer will use its best commercial efforts to provide evaluation and investigation support to Seller. Seller, as service provider for the Products, is responsible for analysis of service reports, service repair data, service trends and telephone support for potential complaints or corrective action requirements, all as set forth in the Quality Systems Regulation and other FDA instructions. Buyer agrees to return parts involved in a complaint to Seller promptly, and in any event within thirty (30) days after notification by Buyer to Seller of the complaint.

     13. Dispute Resolution.

     (a) In an effort to effectively and economically manage the resolution of any disagreement which might arise during the term of this Agreement with respect to the obligations of the parties, or with respect to actions to be taken or not taken under the terms of the Agreement, the parties agree to appoint a representative (at the line manager level or its equivalent) to meet and discuss the disagreement. If such representatives, after a good faith effort, are not able to resolve the disagreement to the mutual satisfaction of the parties, the disagreement then shall be submitted to the respective Vice Presidents of the parties for their attention. If the Vice Presidents are not able to negotiate a mutually acceptable resolution of the dispute, then the parties agree to submit the disagreement to arbitration and the provisions of clause (b) of this Section shall apply.

     (b) Subject to the provisions of subsection (a) hereinabove, any disagreement, dispute, controversy or claim arising out of this Agreement, including without limitation, interpretation thereof, or any alleged breach or invalidity, which cannot be resolved through the good faith negotiations of the parties shall be resolved through arbitration. The arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association (except to the extent such rules conflict with the provisions of this Agreement, in which event, this Agreement shall control). The tribunal shall be composed of three arbitrators (one selected by each party and the third selected by the arbitrators selected by the parties) and shall be conducted in New York, New York ("Site"). Any arbitration proceedings shall be conducted in confidence and the award or decision of the tribunal shall be final and binding upon the parties. The award of the arbitrators shall be enforceable by any court having jurisdiction thereof.

     (c) Nothing contained herein shall prohibit or limit in any way any party from seeking or obtaining preliminary or interim injunctive or other equitable relief from a court for a breach or alleged breach of any of the covenants and agreements of the other party to this Agreement.

     14. Notices. When any notice is required or permitted to be given under any provision of this Agreement, such notice shall be made in writing and signed by or on behalf of the party giving such notice, mailed certified mail, postage prepaid, return receipt requested, or sent by nationally recognized overnight courier, and addressed to the party to whom such notice is to be given at the addresses set forth below. Notices are considered delivered on the postmarked date or the date delivered to a courier for next workday delivery. Either party may change its address for the receipt of any notice in the manner set forth above.

To Seller:                            To Buyer:

Siemens Hearing Instruments, Inc..    HearUSA, Inc.
10 Constitution Avenue                1250 Northpoint Parkway
Piscataway, New Jersey 08855          West Palm Beach, FL 33407
Attention: Chief Financial Officer    Attention: President
Telecopy No. (732) 562-6688           Telecopy No. (561) 688-8893

Copy to:                              Copy to:

Associate General Counsel             LaDawn Naegle, Esq.
Siemens Corporation                   Bryan Cave LLP
186 Wood Avenue South                 700 13th Street, N.W., Suite 700

Iselin, NJ 08830                      Washington, DC 20005
                                      Telecopy No. (202) 508-6200

     15. New Products. The parties understand and agree that the development of new hearing aids is both anticipated and encouraged. Buyer wishes to be able to sell new and improved Products. As new Products become commercially available from Seller, Seller will provide notice to Buyer of such availability, and such Products will be added to this Agreement as soon as they are commercially available upon the mutual agreement of the parties. Seller shall determine the prices for such new Products, such prices to be commercially reasonable and consistent with the quantity discounts provided under this Agreement. Such Products shall be subject to the same adjustments in price as described above for the current Products. As a result of the development of new technology, certain of the current Products may become less valuable in the marketplace. To the extent practicable, Seller will continue to offer the older Products, but Buyer agrees to channel its marketing efforts and those of the Facilities towards the introduction and sale of the new Products added to this Agreement. As the scope of the Products changes, certain older Products may be deleted from the Products offered under this Agreement, upon the mutual agreement of the parties.

     16. Miscellaneous Provisions.

     (a) No Assignment. Neither this Agreement, nor the rights or duties of any party thereunder, may be assigned without the written consent of the other party, which consent shall not be unreasonably withheld or delayed, provided, however, that Seller shall be permitted to assign this Agreement to a subsidiary, parent or affiliated entity of Seller. In the event of a Change of Control (as defined in the Credit Agreement) during the term of this Agreement, Seller shall have the right to determine whether or not, in its discretion, this Agreement should be assigned to the third party or the entity which results from the Change of Control, and, should Seller so request, Buyer will provide or arrange to have provided to Seller, additional assurance of the abilities and willingness of the third party or new entity to assume the obligations and provide the services of Buyer hereunder. If Seller does not consent to an assignment of this Agreement, Buyer shall have the right to terminate the Agreement on sixty (60) days prior written notice without any further obligation or liability hereunder. Seller shall retain all rights which it has or may have up to the effective date of such termination. This Agreement shall be binding on Seller and Buyer and their respective successor and permitted assigns.

     (b) No Waiver. No waiver of a breach of any provision of this Agreement shall constitute a waiver of any other breach of such provision, nor shall any such waiver be construed as a continuing waiver.

     (c) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of New York, without giving effect to such State's conflict of laws provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

     (d) Force Majeure. No party shall be liable for failure to perform or delay in performing its obligations under this Agreement, and shall not be deemed to be in breach of its obligations hereunder, if and to the extent and for so long as such failure or delay in performance or breach is due to natural disaster, war, strikes or other labor disputes, any loss or disruption of facilities, or any other cause beyond the reasonable control of such party. The affected party shall promptly provide the other party with notice of such occurrence, shall diligently attempt to restore or continue its performance, and shall advise when such event of force majeure shall have ended.

     (e) Housemark Usage. In connection with the transactions contemplated under this Agreement, Seller has authorized Buyer to use Seller's housemark 'SIEMENS' in accordance with Seller's regulations and guidelines for the use of such housemark. In order to assure proper usage of its housemark, Seller reserves the right to review all proposed usages of the housemark by Buyer.

     (f) Complete Agreement. This Agreement, and the Exhibits hereto, represents the complete and exclusive statement of the arrangement between the parties with respect to the matters contained herein and supersedes all prior agreements and representations, oral or written, on the same subject matter. Amendments to this Agreement shall not be effective unless made in writing and signed by the parties hereto. In the event of a conflict between the terms contained in any of the Exhibits relating to this Agreement and the terms of this Agreement, the text of this Agreement shall govern. If there are terms in the Exhibits which govern activities related thereto and which are not addressed in this Agreement, the terms of the Exhibit shall govern. If the nature of the activities to be conducted pursuant to this Agreement anticipate the preparation, execution and use of other agreements ("ancillary documents") in respect of specific activities, such ancillary documents will be subject to the terms of this Agreement to the extent the terms therein are not in conflict with this Agreement, and in an event of conflict, the terms of the ancillary documents shall control the activities described therein.

     (g) No Agency. The relationship established hereby is in all respects a commercial relationship. Nothing herein shall be construed as imposing any fiduciary obligations on either party, or as establishing any partnership or joint venture between the parties, or as rendering one part an agent of the other. No agent or employee of one party shall be deemed to be an employee or agent of the other. The parties acknowledge that their relationship is one of independent buyer and seller and that, as separate entities, they have entered into this Agreement for their respective business interests.

     (h) Confidentiality. Buyer and Seller agree that this Agreement, including any Exhibits, appendices or ancillary agreements, as well as the nature of the services to be provided one to the other hereunder, are confidential. The parties agree to keep this Agreement and the information disclosed in, in connection with and with respect to this Agreement as confidential and not reveal such information to any other entity now, during or after the termination or expiration of this Agreement. The parties may, however, admit to the existence of a supply agreement between them. This restriction does not apply to any information that (i) is or becomes public through the process of law, or through no fault of either party, or (ii) that was revealed to either party by a third party not owing an obligation of confidentiality to the party who owns the information disclosed, (iii) information that is rightfully in the recipient's possession or part of recipient's general knowledge prior to the receipt of such confidential information, or (iv) information that is required to be disclosed by law, the order of a court or regulation of a governmental agency having jurisdiction over the parties; provided, however, in the event this Agreement is a "Material Agreement" or Buyer is otherwise required by the SEC to file this Agreement, Buyer shall provide to Seller for Seller's prior review: (i) a copy of Buyer's proposed redacted version of the Agreement, and
(ii) Buyer's explanatory cover letter to the SEC. Buyer shall incorporate all redactions reasonably requested by Seller, provided all redactions are requested upon the advice of Seller's counsel.

     (i) Taxes. Each party shall remain responsible for any taxes assessed against such party which are to be paid by such party as a result of the transactions hereunder.

     (j) Headings; Counterparts. The headings contained in this Agreement are for convenience of reference only and shall not constitute a part hereof, or define, limit or in any was affect the meaning of any of the terms or provisions hereof. This Agreement may be executed in two or more counterparts and any party hereto may execute any such counterpart. Each counterpart, when executed and delivered, shall be deemed to be an original and all of such counterparts taken together shall be deemed to be one and the same instrument.

     (k) Public Announcements. Except as the other party shall authorize in writing, or as required by law, the parties shall not disclose, and shall cause their respective officers, directors, employees, affiliates and advisors not to disclose, any matter or matters relating to this transaction to any person not an officer, director, employee, affiliate or advisor of such party. In the event a party is required by law to make a public announcement or disclosure, such party shall, if practicable, consult with the other as to the timing and content of such announcement before such announcement is made. The parties shall agree about the content of any statement or communication to the public or the media prior to the release thereof.

     (l) Rebates. Buyer acknowledges that rebates that are realized by Buyer as a result of meeting the Minimum Purchase Percentage set out in Section 4 above may be reportable in connection with Federal and State reimbursement programs in which Buyer participates pursuant to Section 1128 (B) (b) of the Social Security Act. In order to comply with any such reporting obligations, Seller agrees to cooperate with Buyer in identifying total rebate amounts as requested.

     (m) Survival of Certain Provisions. Notwithstanding the termination or expiration of this Agreement, the following provisions shall survive, along with either party's obligations to pay any payments or fees accrued prior to termination or expiration: Sections 7, 8, 9, 10, 11(d), 13, 14 and 17.

                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Execution Date.

                                        HearUSA, INC.


                                        By: /s/ Stephen J. Hansbrough
                                            ------------------------------------
                                        Name: Stephen J. Hansbrough
                                        Title: President and Chief Executive
                                               Officer


                                        SIEMENS HEARING INSTRUMENTS, INC.


                                        By: /s/ William J. Lankenau
                                            ------------------------------------
                                        Name: William J. Lankenau
                                        Title: President & CEO

CERTAIN INFORMATION (INDICATED BY ASTERISKS) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                    EXHIBIT A

HEARUSA PRICING SCHEDULE FOR CUSTOM AND BTE PRODUCTS effective February 1, 2006 through December 31, 2006

                                                                 NEW - EFFECTIVE
                                                                 2/1/06

                                                         HEARUSA    HEARUSA
                                          SINGLE UNIT   DISCOUNT   NET PRICE
                                          -----------   --------   ---------
LIFE             BTE
                 ACURIS Life                 $1,391       ****%      $****
                 ACURIS Life Kits            $2,883       ****%      $****
                 ARTIS Life                  $1,167       ****%      $****
                 CIELO Life                  $  833       ****%      $****
                 epocket Remote Control      $  101       ****%      $****

ACURIS           CUSTOM
                 ITE                         $1,525       ****%      $****
                 HS                          $1,576       ****%      $****
                 ITC / MC                    $1,677       ****%      $****
                 CIC                         $1,828       ****%      $****
                 BTE
                 ACURIS S                    $1,626       ****%      $****
                 ACURIS P                    $1,904       ****%      $****

TRIANO           CUSTOM
                 ITE                         $1,363       ****%      $****
                 HS                          $1,438       ****%      $****
                 ITC / MC                    $1,533       ****%      $****
                 CIC                         $1,682       ****%      $****
                 BTE
                 TRIANO S                    $1,480       ****%      $****
                 TRIANO SL                   $1,548       ****%      $****
                 TRIANO 3                    $1,788       ****%      $****
                 TRIANO 3 P                  $1,879       ****%      $****
                 TRIANO SP                   $1,565       ****%      $****

ARTIS WITH E2E   CUSTOM
                 ITE                         $1,373       ****%      $****
                 HS                          $1,418       ****%      $****
                 ITC / MC                    $1,509       ****%      $****
                 CIC                         $1,645       ****%      $****

                 BTE
                 ARTIS e2e S                 $1,463       ****%      $****

ARTIS            CUSTOM
                 ITE                         $  996       ****%      $****
                 HS                          $1,072       ****%      $****
                 ITC / MC                    $1,147       ****%      $****
                 CIC                         $1,297       ****%      $****
                 BTE
                 ARTIS S                     $1,167       ****%      $****

PRISMA 2         CUSTOM
                 ITE                         $  832       ****%      $****
                 HS                          $  895       ****%      $****
                 ITC / MC                    $  958       ****%      $****
                 CIC                         $1,084       ****%      $****
                 BTE
                 PRISMA 2                    $  931       ****%      $****
                 PRISMA 2 K/2 K+             $  930       ****%      $****
                 PRISMA 2 Power              $1,039       ****%      $****
                 PRISMA 2 VC                 $  975       ****%      $****
                 PRISMA 2 P VC               $1,083       ****%      $****
                 PRISMA 2 D SP               $1,102       ****%      $****

CIELO            CUSTOM
                 ITE                         $  738       ****%      $****
                 HS                          $  813       ****%      $****
                 ITC / MC                    $  907       ****%      $****
                 CIC                         $1,055       ****%      $****
                 BTE
                 CIELO S                     $  833       ****%      $****
                 CIELO Dir                   $  844       ****%      $****

MUSIC PRO        CUSTOM
                 ITE                         $  633       ****%      $****
                 HS                          $  697       ****%      $****
                 ITC / MC                    $  778       ****%      $****
                 CIC                         $  905       ****%      $****
                 BTE
                 MUSIC Pro                   $  678       ****%      $****
                 MUSIC Pro S                 $  715       ****%      $****
                 MUSIC Pro Dir               $  724       ****%      $****
                 MUSIC Pro SP                $  727       ****%      $****

PHOENIX          CUSTOM
                 ITE                         $ 417        ****%      $****
                 HS                          $ 476        ****%      $****
                 ITC / MC                    $ 553        ****%      $****
                 CIC                         $ 672        ****%      $****
                 BTE
                 PHOENIX 104                 $ 468        ****%      $****
                 PHOENIX 204                 $ 468        ****%      $****
                 PHOENIIX 304                $ 468        ****%      $****

INFINITI PRO     CUSTOM
                 ITE                         $ 422        ****%      $****
                 HS                          $ 497        ****%      $****
                 ITC / MC                    $ 595        ****%      $****
                 CIC                         $ 746        ****%      $****
                 BTE
                 INFINITI Pro                $ 487        ****%      $****
                 INFINITI Pro S              $ 513        ****%      $****
                 INFINITI Pro Dir            $ 519        ****%      $****
                 INFINITI Pro SP             $ 525        ****%      $****

PHOENIX ONE      CUSTOM
                 ITE                         $ 399        ****%      $****
                 HS                          $ 477        ****%      $****
                 ITC / MC                    $ 576        ****%      $****
                 CIC                         $ 732        ****%      $****
                 BTE
                 PHOENIX 113                 $ 383        ****%      $****
                 PHOENIX 213                 $ 383        ****%      $****
                 PHOENIIX 313                $ 383        ****%      $****

HEARUSA PRICING SCHEDULE FOR OPTIONS
effective February 1, 2006 through December 31, 2006

                                                          NEW - EFFECTIVE 2/1/06

                                  SINGLE
                                   UNIT    HEAR USA   HEAR USA
OPTIONS                           PRICE    DISCOUNT     PRICE
------------------------------   -------   --------   --------
AGC-O CONTROL                    $ 33.00     ****%      $****
CLEAR COAT                       $ 32.00     ****%      $****
FILAMENT VC                      $ 59.00     ****%      $****
GAIN CONTROL                     $ 33.00     ****%      $****

MPO CONTROL                      $ 33.00     ****%      $****
SCREW SET VC                     $ 32.00     ****%      $****
SOFT CANAL                       $ 32.00     ****%      $****
TELECOIL                         $ 59.00     ****%      $****
TELECOIL (SWITCHLESS)            $ 73.00     ****%      $****
TONE (N-H) SWITCH                $ 33.00     ****%      $****
TONE (N-L) SWITCH                $ 33.00     ****%      $****
TONE (N-H) CONTROL               $ 33.00     ****%      $****
TONE (N-L) CONTROL               $ 33.00     ****%      $****
TWINMIC SYSTEM                   $133.00     ****%      $****
VOICEMIC                         $133.00     ****%      $****
24 HOUR SERVICE                  $ 49.00     ****%      $****
REMAKE / RECASE                  $ 61.00     ****%      $****
REMAKE/RECASE- NO MODEL CHANGE   $ 61.00     ****%      $****
CONV BTE >5YR OUT-WARR SERVICE   $127.00     ****%      $****
CONV BTE OUT OF WARRANTY SVC     $ 69.00     ****%      $****
CONV ITE >5YR OUT WARR SERVICE   $127.00     ****%      $****
CONV ITE OUT OF WARR SERVICE     $ 69.00     ****%      $****
DIG BTE OUT OF WARRANTY          $129.00     ****%      $****
DIG ITE OUT OF WARRANTY SERV     $129.00     ****%      $****
ITE 1-2YR DAMAGE SERVICE         $181.00     ****%      $****
PROG ANALOG BTE OUT OF WARR      $108.00     ****%      $****
PROG ANALOG ITE OUT OF WARR      $108.00     ****%      $****
DHL EXPRESS OVERNIGHT/NEXT DAY   $ 16.00     ****%      $****
DHL EXPRESS OVERNIGHT/NEXT DAY   $ 18.00     ****%      $****

* The parties agree that the "ship to" addresses determine the level of pricing charged to the purchasers under the terms of this Agreement.

                                    EXHIBIT B

                    AGREEMENT TO BE BOUND BY SUPPLY AGREEMENT

TO:     SIEMENS HEARING INSTRUMENTS, INC.

AND TO: HearUSA, INC.

          The undersigned hereby acknowledges and confirms that the undersigned
(i) has received a copy of the Supply Agreement, dated as of February 10, 2006 (the "Agreement"), by and among Siemens Hearing Instruments, Inc., certain Siemens Affiliates and HearUSA, Inc., a copy of which is attached hereto, (ii) has read and understands fully the provisions of the Agreement and (iii) proposes to become a party thereto as a "Seller" in accordance with the provisions of the Agreement.

          From and after the date hereof, the undersigned hereby covenants and agrees to be bound by the Agreement, as such Agreement may be amended, modified, replaced, restated or supplemented from time to time in accordance with the provisions thereof, as a party in the same manner and to the same extent as if the undersigned had been an original party to the Agreement as a "Seller".

          Unless otherwise defined in this Counterpart, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

                            DATED: February 10, 2006

                                        [NAME OF SIEMENS AFFILATE]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Address for Notices:
_____________________________________

_____________________________________

_____________________________________